SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2003

AMERICAN PHARMACEUTICAL

PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31781	68-0389419
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 Perimeter Drive, Suite 300; Schaumburg, IL	60173-5837
(Address of principal executive offices)	(Zip Code)

(847) 969-2700

(Registrant’s telephone number, including area code)

11777 San Vicente Boulevard, Suite 550; Los Angeles, CA 90049 (former address)

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit No.	Description

99.1	Press Release issued by American Pharmaceutical Partners, Inc. dated April 24, 2003

ITEM 9. REGULATION FD DISCLOSURE.

The information contained in this Current Report on Form 8-K, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure” pursuant to interim guidance issued by the Securities & Exchange Commission in Release No. 33-8216. The information hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

On April 24, 2003, American Pharmaceutical Partners, Inc. (the “Company”) announced via press release the Company’s preliminary results for the quarter ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are being furnished, but not filed, under Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PHARMACEUTICAL PARTNERS, INC.

By:	/s/ PATRICK SOON-SHIONG
Patrick Soon-Shiong President and Chief Executive Officer Date: April 24, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by American Pharmaceutical Partners, Inc. dated April 24, 2003